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                            FORM 8-K

                 SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934


                 Date of Report:  February 10, 1997
                                  -----------------

                   HOUSEHOLD FINANCE CORPORATION
                   -----------------------------
        (Exact name of registrant as specified in its charter)


Delaware                 1-75                         36-1239445
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(State or other       (Commission File           (IRS Employer
jurisdiction of        Number)                    Identification
incorporation)                                    Number)

2700 Sanders Road, Prospect Heights, Illinois               60070
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 847/564-5000
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Item 5.    Other Events

           Set forth in the Exhibit hereto is selected consolidated financial information which presents the financial position and results of operations for Household Finance Corporation (the "Company") as of and for the years ended December 31, 1996 and 1995.

Item 7.    Financial Statements and Exhibits

           (a)   Financial statements of business acquired.

                 Not applicable.

           (b)   Pro forma financial information.

                 Not applicable.

           (c)   Exhibits.


                 No.  Exhibit
                 ---  --------

                 27   Financial Data Schedule.

                 99 Selected consolidated financial statements with respect to the operations of Household Finance Corporation as of and for the years ended December 31, 1996 and 1995.
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                          SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     HOUSEHOLD FINANCE CORPORATION
                                     -----------------------------
                                               (Registrant)



                               By:   /s/ David A. Schoenholz
                                     -----------------------------
                                     David A. Schoenholz
                                     Vice President,
                                     Chief Accounting Officer and
                                     Chief Financial Officer,
                                     (a Principal Financial Officer),
                                     Director and on behalf of
                                     Household Finance Corporation


Dated:  February 10, 1997
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                            EXHIBIT INDEX


Exhibit No.   Exhibit
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   27         Financial Data Schedule.

   99 Selected consolidated financial statements with respect to the operations of Household Finance
              Corporation as of and for the years ended December 31, 1996 and 1995.